Convertible Debt Issuance

November 2012

Forward-Looking Statements

This release contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. SEC filings may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reduced production for certain military programs and our ability to secure new military programs as our primary military programs wind down by design in future years; reliance on major original equipment manufacturer ("OEM") customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to adjust their demands in view of rapid changes in production levels; global economic and market cycles and conditions, including a slower than anticipated recovery from the recent global economic crisis; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postretirement benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; the outcome of actual and potential product liability, warranty and recall claims; and possible changes in accounting rules; as well as other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters generally end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Industry Update – Commercial Truck (1)

North America

Class 8 & 5-7 Production (000)
Calendar Year History & Fiscal Year Forecast


Class 8
Class 5-7
Meritor Industry Forecast
651
275
376
419
207
212
364
158
206
216
98
118
272
118
154
422
167
255
464
184
280
478
182
296
420
190
230
2006
2007
2008
2009
2010
2011
2012 Fcst
FY12
FY13 Fcst

Source: 2006 thru FY2012 volumes ACT Research

North America	
	• Market softening in recent quarters • Dealer inventory still at very high levels • Backlog to Build ratio less than four months

South America	
	• Credit approval still difficult • Inventory levels remain high • Retail sales not improving significantly

Western Europe	
	• OEMs cutting line rates • Economic headwinds accelerating • Not expecting material pre-buy effect in FY 2013 from upcoming Euro 6 emissions change

South America

Medium & Heavy Production GVW>6t (000)
Calendar Year History & Fiscal Year Forecast


Meritor Industry Forecast
106
138
168
120
190
217
150
168
159
2006
2007
2008
2009
2010
2011
2012 Fcst
FY12
FY13 Fcst

Source: 2006 thru FY2012 LMC Automotive

Western Europe

Medium & Heavy Production GVW>6t (000)
Calendar Year History & Fiscal Year Forecast


Meritor Industry Forecast
478
535
545
196
314
416
372
389
370
2006
2007
2008
2009
2010
2011
2012 Fcst
FY12
FY13 Fcst

Source: 2006 thru FY2012 LMC Automotive

MERITOR

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Industry Update – Industrial (1)

China Construction Production

Calendar Year History & Fiscal Year Forecast (000)


Meritor Industry Forecast
126
170
187
176
256
290
220
217
200
2006
2007
2008
2009
2010
2011
2012 Fcst
FY12
FY13 Fcst

Source: China Construction Machinery Association (CCMA)

China
- Inventory correction continues
- Government stimulus expected to be significantly less than 2009
- Off-highway expected to start growing in Q2 FY 2013 but still well below Q2 FY 2012

India
- Market appears to be recovering
- Government stimulus expected to positively impact FY 2013
- Meritor JV structure pressures margins

Military
- Caiman program ending Q1 FY 2013
- FMTV production down approximately 30 percent in FY 2013 from prior year

India

Medium & Heavy Production GVW>6t (000)
Calendar Year History & Fiscal Year Forecast


Meritor Industry Forecast
274
270
228
177
303
342
326
335
348
2006
2007
2008
2009
2010
2011
2012 Fcst
FY12
FY13 Fcst

Source: 2006 thru FY2012 LMC Automotive

FMTV Production

Fiscal Year


Meritor Forecast
Down ~30%
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13 Fcst

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Industry Update – Aftermarket & Trailer (1)

U.S. Truck Freight Ton Miles

Seasonally Adjusted (trillions)
Calendar Year


FTR Forecast
2.89
2.90
2.74
2.42
2.62
2.67
2.72
2006
2007
2008
2009
2010
2011
2012 Fcst
Source: FTR Associates

- North America order intake currently stable
- European market remains weak
- Emerging markets continuing to grow in FY 2013
- Overall Aftermarket revenue expected to be roughly flat in FY 2013 from prior year
- Second half revenue greater than first due to typical seasonality and more selling days

U.S. Trailer Factory Shipments

Calendar Year History & Fiscal Year Forecast (000)


Meritor Industry Forecast
284
222
149
80
126
213
241
237
250
2006
2007
2008
2009
2010
2011
2012 Fcst
FY12
FY13 Fcst
Source: ACT Research

- Market remains strong
- Steady OEM build rates since spring 2012
- Expect order intake to increase through 2012 calendar year end due to seasonal heavy ordering period

MERITOR

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Adaptive Actions in Core Business[1]

FY 2012 to FY 2013 – Change in Industry Production


FMTV
30%
North America
12%
South America
5%
Europe
5%
China Off-Highway
5-10%

Variable Labor Reductions (Flex with changes in volume)	Timing
Workforce reduction program in Brazil, Europe, U.S. and China	Q1 FY13

Structural Cost Reductions	Timing
Close remanufacturing plant in Canada and consolidate operations in Indiana	Q1 FY13
Rationalization of business segments[2]	Q2 FY13

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see the slide 'Forward Looking Statements.'

2) We are evaluating restructuring actions related to this business segment rationalization and expect to incur restructuring costs, which could be material. However, we are currently unable to estimate the magnitude of these costs.

Fiscal Year 2013 Outlook[1][2]

Continuing Operations

(in millions)	FY 2012 Actual	FY 2013 Outlook[1]
Sales (assuming constant currency)	$4,418	~ $4,000
Adjusted EBITDA Margin	7.8%	~ 7%
Adjusted Earnings Per Share from Continuing Operations	$1.14	$0.25 - $0.35
Free Cash Flow from Continuing Operations before Restructuring	$22 (including $102M of pension contributions)	About Breakeven (including $73M of pension contributions)
Effective Tax Rate	41%	~ 50%

Based on Meritor's market assumptions outlined on slides 6-8

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2) See Appendix – "Non-GAAP Financial Information."

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this press release, the company has provided information regarding Adjusted income or loss from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EDITDA, free cash flow and free cash flow from continuing operations before restructuring payments which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures.

Management believes that the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting in future periods. Management believes that free cash flow is useful in analyzing our ability to service and repay debt.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to service debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

EBITDA Reconciliation

(in millions)

	Three Months Ended			Twelve Months Ended	
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Adjusted EBITDA	$ 79	$ 92	$ 97	$ 345	$ 347
Interest Expense, Net	(23)	(25)	(22)	(95)	(95)
Provision for Income Taxes	(7)	(12)	(8)	(56)	(77)
Depreciation and Amortization	(15)	(15)	(17)	(63)	(66)
Restructuring Costs	(9)	(3)	(7)	(39)	(22)
Loss on Sale of Receivables	(2)	(1)	(4)	(9)	(10)
Asbestos-Related Liability Remeasurement	(18)	-	-	(18)	-
Gain on Sale of Property	-	16	-	16	-
Other Income Related to LVS Divestiture	-	-	2	-	-
Gain on Settlement of Note Receivable	-	-	-	-	5
Non-controlling Interests	(1)	(2)	(3)	(11)	(17)
Income From Continuing Operations Attributable to Meritor, Inc	4	50	38	70	65
Income (Loss) From Discontinued Operations Attributable to Meritor, Inc	1	(1)	(7)	(18)	(2)
Net Income Attributable to Meritor, Inc.	$ 5	$ 49	$ 31	$ 52	$ 63
Adjusted EBITDA Margin	8.0%	8.3%	8.0%	7.8%	7.5%

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation
(in millions except EPS)

	Three Months Ended			Twelve Months Ended	
	September 30, 2012	June 30, 2011	September 30, 2011	September 30, 2012	September 30, 2011
Income From Continuing Operations Attributable to Meritor, Inc.	4	50	38	70	65
Adjustments:					
Restructuring Costs	9	3	7	39	22
Asbestos-Related Liability Remeasurement	18	-	-	18	-
Gain on Sale of Property	-	(16)	-	(16)	-
Gain on Sale of Note Receivable	-	-	-	-	(5)
Other Income Related to LVS Divestitures	-	-	(2)	-	-
Adjusted Income From Continuing Operations	$ 31	$ 37	$ 43	$ 111	$ 82
Adjusted Earnings Per Share From Continuing Operations	$ 0.32	$ 0.38	$ 0.45	$ 1.14	$ 0.85
Diluted Shares Outstanding	97.2	97.2	96.8	97.2	96.9

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)

	Three Months Ended			Twelve Months Ended	
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Cash provided by operating activities - continuing operations	$ 54	$ 73	$ 61	$ 89	$ 98
Capital expenditures - continuing operations	(24)	(22)	(37)	(89)	(105)
Free cash flow - continuing operations	30	51	24	-	(7)
Cash provided by (used for) operating activities - discontinued operations	1	(5)	(1)	(12)	(57)
Capital expenditures - discontinued operations	-	-	-	-	(6)
Free cash flow - discontinued operations	1	(5)	(1)	(12)	(63)
Free cash flow - total company	$ 31	$ 46	$ 23	$ (12)	$ (70)
Free cash flow - continuing operations	$ 30	$ 51	$ 24	$ -	$ (7)
Restructuring payments	7	5	3	22	13
Free cash flow from continuing operations before restructuring payments	$ 37	$ 56	$ 27	$ 22	$ 6

MERITOR